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                                                                     EXHIBIT 4.3

                             CERTIFICATE OF TRUST

                                      OF

                             GLACIER WATER TRUST I

     THIS CERTIFICATE OF TRUST of Glacier Water Trust I (the "Trust"), dated November 13, 1997, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S) 3801 et seq.).

     1. Name. The name of the business trust being formed hereby is Glacier Water Trust I.

     2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is the Wilmington Trust COmpany, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration.

     3. Effective Date. This Certificate of Trust shall be effective upon its filing.

     IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                          WILMINGTON TRUST COMPANY
                                             as Trustee



                                          By: /s/ Norma P. Closs
                                             -------------------
                                             Name:  Norma P. Closs
                                             Title:  V.P.


                                          /s/ Jerry A. Gordon
                                          -------------------
                                          Jerry A. Gordon,
                                          Administrative Trustee


                                          /s/ Jerry R. Welch
                                          ------------------
                                          Jerry R. Welch,
                                          Administrative Trustee


                                          /s/ Brenda K. Foster
                                          --------------------
                                          Brenda K. Foster,
                                          Administrative Trustee